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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------


          Date of Report (Date of earliest event reported) May 29, 1998

                         Commission File Number 0-25104



                         CONTINENTAL INFORMATION SYSTEMS
                                   CORPORATION
                           (Exact name of registrant)



      New York                                              16-0956508
(State of incorporation)                               (I.R.S. Employer
                                                       Identification Number)



      One Northern Concourse, P.O. Box 4785, Syracuse, New York 13221-4785
              (Address of principal executive offices and zip code)


                                 (315) 455-1900
                         (Registrant's telephone number)


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                                  Page 1 of 4

ITEM 5.    OTHER EVENTS

                  Continental   Information  Systems  Corporation   incorporates
herein by reference  the  information  contained in the press  release  filed as
Exhibit 99 to this Current Report.


ITEM 7.    EXHIBITS

                                                                    Sequentially
              Exhibit No.                                          Numbered Page
              -----------                                          -------------

                  99     Press Release by Continental
                         Information Systems Corporation
                         dated May 29, 1998, announcing
                         discontinuance of Laser Printing
                         Business and fourth quarter charge               4

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CONTINENTAL INFORMATION SYSTEMS
                                                CORPORATION





                                                BY:  /s/ Jonah M. Meer
                                                     -----------------
                                                     Jonah M. Meer
                                                     Senior Vice President,
                                                     Chief Operating Officer,
                                                     and Chief Financial Officer




Dated:    May 29, 1998


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